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                                                                    Exhibit 10.5

                                                          [IBM LOGO]

                                                              5600 Cottle Road
                                                      San Jose, CA  95193-0001

January 28, 2002

Brocade Communications System, Inc.
1901 Guadalupe Parkway
San Jose, CA  95131

Attention:  Mr. Patrick Johnson

Subject: Amendment 2 to SOW #4900SJ0003 of the IBM/Brocade Goods Agreement
         ROC-P-68

Dear Patrick:

This letter (the "Amendment") serves as Amendment Number 2 to SOW #4900SJ0003, which the parties thereto do mutually agree to amend as follows:

        1. Modify the third sentence in the first paragraph to read as follows:

                "The term of this SOW #4900SJ0003 shall be effective from March 24, 2000 to October 31, 2002."

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All other terms and conditions of the Agreement that are unaffected by the revisions described in this amendment shall remain in full force and effect. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Please have your authorized representative indicate acceptance thereof by signing both copies of the Amendment and returning both copies to the attention of Karen Takahashi at 5600 Cottle Road San Jose, California 95193.

ACCEPTED AND AGREED TO:                     ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES             BROCADE COMMUNICATION SYSTEMS, INC
CORPORATION


By:     /s/ TR Fillers          4/10/02     By:    /s/ JACK CUTHBERT     3/20/02
    -----------------------------------        ---------------------------------
        Authorized Signature       Date         Authorized Signature        Date

        THOMAS R. FILLERS                           JACK CUTHBERT
    -----------------------------------        ---------------------------------
        Type or Print Name                          Type or Print Name

        SSG PROCUREMENT MANAGER                     VP WW SALES
    -----------------------------------        ---------------------------------
        Title & Organization                        Title & Organization